EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on form S-8 of HomeUSA, Inc. to be filed on or about January 27, 1998, of our report dated October 24, 1997, on our audits of the financial statements of McDonald Mobile Homes, Inc.

                                                 /s/ COOPERS & LYBRAND L.L.P.
                                                     COOPERS & LYBRAND L.L.P.

Tulsa, Oklahoma
January 27, 1998